Exhibit 10.8

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                          REGISTRATION RIGHTS AGREEMENT


                                  by and among


                         WESTPORT RESOURCES CORPORATION

                              ERI INVESTMENTS, INC.

                               WESTPORT ENERGY LLC

                               MEDICOR FOUNDATION
                                       AND
                        CERTAIN STOCKHOLDERS NAMED HEREIN



                           Dated as of October 1, 2003








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                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS.............................................................................................1

         Section 1.1.      Definitions............................................................................1


ARTICLE II REPRESENTATIONS AND WARRANTIES.........................................................................3

         Section 2.1.      Representations and Warranties of the Company..........................................3
         Section 2.2.      Representations and Warranties of Medicor..............................................3
         Section 2.3.      Representations and Warranties of ERI..................................................4
         Section 2.4.      Representations and Warranties of the Belfer Group.....................................4


ARTICLE III REGISTRATION RIGHTS...................................................................................5

         Section 3.1.      Demand Registrations...................................................................5
         Section 3.2.      Piggyback Registrations................................................................8
         Section 3.3.      Holdback Agreements....................................................................9
         Section 3.4.      Registration Procedures...............................................................10
         Section 3.5.      Registration Expenses.................................................................12
         Section 3.6.      Indemnification.......................................................................13
         Section 3.7.      Participation in Underwritten Registrations...........................................15
         Section 3.8.      Current Public Information............................................................15
         Section 3.9.      Cooperation...........................................................................15


ARTICLE IV GENERAL PROVISIONS....................................................................................16

         Section 4.1.      Notices...............................................................................16
         Section 4.2.      Assignment; Binding Effect; Benefit...................................................18
         Section 4.3.      Entire Agreement......................................................................18
         Section 4.4.      Amendment.............................................................................18
         Section 4.5.      Governing Law; Jurisdiction...........................................................18
         Section 4.6.      Counterparts..........................................................................19
         Section 4.7.      Headings..............................................................................19
         Section 4.8.      Interpretation........................................................................19
         Section 4.9.      Incorporation of Exhibits and Schedules...............................................19
         Section 4.10.     Severability..........................................................................19
         Section 4.11.     Enforcement of Agreement..............................................................19
         Section 4.12.     Confidentiality.......................................................................19
         Section 4.13.     Effectiveness; Termination............................................................20
         Section 4.14.     Belfer Group Representative...........................................................20
         Section 4.15.     Medicor Group Representative..........................................................20
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                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT, dated as of October 1, 2003 (this "Agreement"), is entered into by and among Westport Resources Corporation, a Nevada corporation ("Westport" or the "Company"), Westport Energy LLC, a Delaware limited liability company ("WELLC"), ERI Investments, Inc., a Delaware corporation ("ERI"), Medicor Foundation, a Liechtenstein foundation, formed pursuant to the Liechtenstein Persons and Companies Act ("Medicor," and together with WELLC, the "Medicor Group") and the persons and entities named on Exhibit A (each such person or entity, a "Belfer Person," and collectively, the "Belfer Group").

         WHEREAS, the Company, ERI, WELLC, Medicor, the Belfer Group and certain other stockholders are parties to that certain Third Amended and Restated Shareholders Agreement, dated as of February 14, 2003 (the "Shareholders Agreement"); and

         WHEREAS, the parties to the Shareholders Agreement desire to terminate the Shareholders Agreement in its entirety and, simultaneously with its termination, the Company, ERI, WELLC, Medicor and the Belfer Group desire to enter into this Agreement providing for, among other things, certain registration rights applicable to the ERI Parties, the Medicor Parties and the Belfer Parties.

         NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
                                   DEFINITIONS

         Section 1.1.      Definitions.

         "Affiliate" shall have the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

         "Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Belfer Group" shall have the meaning set forth in the preamble to this Agreement.

         "Belfer Group Representative" shall have the meaning set forth in
Section 4.14.

         "Belfer Parties" shall mean the Belfer Group and their Permitted Transferees.

         "Belfer Person" shall mean any Person included in the Belfer Group.

         "Board of Directors" shall mean the board of directors of the Company.

         "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

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         "Common Stock" shall mean the common stock of the Company, par value
$.01 per share, now or hereafter authorized to be issued.

         "Company" shall have the meaning set forth in the preamble to this Agreement.

         "Demand Registrations" shall have the meaning set forth in Section 3.l(a).

         "Director" shall mean a member of the Board of Directors.

         "Effective Date" shall have the meaning set forth in Section 4.13 of this Agreement.

         "ERI" shall have the meaning set forth in the preamble to this Agreement.

         "ERI Parties" shall mean ERI and its Permitted Transferees.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Medicor" shall have the meaning set forth in the preamble to this Agreement.

         "Medicor Group" shall have the meaning set forth in the preamble to this Agreement.

         "Medicor Group Representative" shall have the meaning set forth in
Section 4.15.

         "Medicor Parties" shall mean the Medicor Group and their Permitted Transferees.

         "Medicor Person" shall mean any Person included in the Medicor Group.

         "Permitted Transferees" shall mean in the case of the Medicor Parties:
(A) a Medicor Person, any spouse, issue, parent or relatives of the Medicor Parties, or (i) trusts for the benefit of any of such Persons, (ii) entities controlling or controlled by any of such Persons and (iii) in the event of the death of any such individual person, heirs or testamentary legatees of such person, in each case to whom a Medicor Party has transferred its Shares and who has agreed in writing to be bound by the terms of this Agreement, and (B) any Subsidiary or Affiliate of the Medicor Group to which a Medicor Party has transferred its Shares and which has agreed in writing to be bound by the terms of this Agreement; in the case of the ERI Parties: (A) ERI, any spouse, issue, parent or relatives of the ERI Parties, or (i) trusts for the benefit of any of such Persons, (ii) entities controlling or controlled by any of such Persons and
(iii) in the event of the death of any such individual person, heirs or testamentary legatees of such person, in each case to whom an ERI Party has transferred its Shares and who has agreed in writing to be bound by the terms of this Agreement, and (B) any Subsidiary or Affiliate of ERI to which an ERI Party has transferred its Shares and which has agreed in writing to be bound by the terms of this Agreement; and in the case of the Belfer Parties: a Belfer Person, any spouse, issue, parent or relatives of the Belfer Parties, or (i) trusts for the benefit of any of such Persons, (ii) entities controlling or controlled by any of such Persons and (iii) in the event of the death of any such individual person, heirs or testamentary legatees of such person, in each case to whom a Belfer Party has transferred its Shares and who has agreed in writing to be bound by the terms of this Agreement;

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         "Person" shall mean any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         "Piggyback Registration" shall have the meaning set forth in Section 3.2(a).

         "Registrable Securities" shall mean (i) any shares of Common Stock owned by, or otherwise hereafter acquired by, the Medicor Parties, the ERI Parties or the Belfer Parties, and (ii) any securities issued as a dividend on or other distribution with respect to or in exchange, replacement or in subdivision of, any such Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act.

         "Registration Expenses" shall have the meaning set forth in Section 3.5(a).

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time.

         "Shareholder Party" or "Shareholder Parties" shall mean ERI, the Medicor Group and/or the Belfer Group, as applicable.

         "Shareholders Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Shares" shall mean shares of Common Stock.

         "Shelf Offering" shall have the meaning given in Section 3.1(c)(6).

         "Shelf Registration Statement" shall have the meaning given in Section 3.1(c)(6).

         "Short-Form Registrations" shall have the meaning set forth in Section 3.l(a).

         "Subsidiary" of any Person shall mean any corporation or other legal entity of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, 50% or more of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

         "Transfer" shall mean to sell, transfer, assign, pledge or otherwise dispose.

         "underwriter" shall mean nationally recognized investment banking firm with experience serving as lead managing underwriter for public offerings of the stock of companies engaged in the exploration, development and production of oil and natural gas.

         "WELLC" shall have the meaning set forth in the preamble to this Agreement.

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         "Westport" shall have the meaning set forth in the preamble to this
Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the other parties hereto as follows: The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Company or any material agreement to which the Company is a party.

         Section 2.2. Representations and Warranties of Medicor. Each Medicor Person hereby severally and not jointly represents and warrants to the other parties hereto as follows:

             (a) Authority. Each Medicor Person has all requisite corporate or other power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Medicor Person of this Agreement, and the consummation by such Medicor Person of the transactions contemplated hereby, have been duly authorized by all necessary corporate or other action on the part of such Medicor Person. This Agreement has been duly executed and delivered by such Medicor Person and constitutes a valid and binding obligation of such Medicor Person enforceable against such Medicor Person in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing (other than the filing of an appropriate amendment to Schedule 13D in connection with the transactions contemplated by this Agreement) with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, such Medicor Person in connection with the execution and delivery of this Agreement by such Medicor Person or the consummation by such Medicor Person of the transactions contemplated hereby. The execution and delivery of this Agreement by such Medicor Person and the consummation by such Medicor Person of the transactions contemplated hereby by it do not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to such Medicor Person or any material agreement to which such Medicor Person is a party.

             (b) Shares. Schedule 2.2 sets forth the ownership of the Shares held by each Medicor Person as of the date hereof.

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         Section 2.3. Representations and Warranties of ERI. ERI hereby represents and warrants to the other parties hereto as follows:

             (a) Authority. Each of the ERI Parties has all requisite corporate or other power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the ERI Parties of this Agreement and the consummation by the ERI Parties of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of each of the ERI Parties. This Agreement has been duly executed and delivered by each of the ERI Parties and constitutes a valid and binding obligation of each of the ERI Parties enforceable against each of the ERI Parties in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing (other than the filing of an appropriate amendment to Schedule 13D in connection with the transactions contemplated by this Agreement) with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, any of the ERI Parties in connection with the execution and delivery of this Agreement by the ERI Parties or the consummation by each of the ERI Parties of the transactions contemplated hereby. The execution and delivery by the ERI Parties of this Agreement and the consummation by the ERI Parties of the transactions contemplated hereby do not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to any of the ERI Parties or any material agreement to which any of the ERI Parties is a party.

             (b) Shares. Schedule 2.3 sets forth the ownership of the Shares held by the ERI Parties as of the date hereof.

         Section 2.4. Representations and Warranties of the Belfer Group. Each Belfer Person hereby severally and not jointly represents and warrants to the other parties hereto as follows:

             (a) Authority. Such Belfer Person has all requisite corporate or other power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Belfer Person of this Agreement, and the consummation by such Belfer Person of the transactions contemplated hereby, have been duly authorized by all necessary corporate or other action on the part of such Belfer Person. This Agreement has been duly executed and delivered by such Belfer Person and constitutes a valid and binding obligation of such Belfer Person enforceable against such Belfer Person in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing (other than the filing of an appropriate amendment to Schedule 13D in connection with the transactions contemplated by this Agreement) with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, such Belfer Person in connection with the execution and delivery of this Agreement by such Belfer Person or the consummation by such Belfer Person of the transactions contemplated hereby. The execution and delivery of this Agreement by such Belfer Person and the consummation by such Belfer Person of the transactions contemplated hereby by it do not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to such Belfer Person or any material agreement to which such Belfer Person is a party.

             (b) Shares. Schedule 2.4 sets forth the ownership of the Shares held by each Belfer Person as of the date hereof.

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                                  ARTICLE III
                               REGISTRATION RIGHTS

         Section 3.1.      Demand Registrations.

             (a) Requests for Registration. Each of the Medicor Group, on behalf of the Medicor Parties, ERI, on behalf of the ERI Parties, and the Belfer Group, on behalf of the Belfer Parties, shall have the right to request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") in accordance with this Article III. All registrations requested pursuant to this
Section 3.l(a) are referred to herein as "Demand Registrations."

             (b) Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. Demand Registration requests may be for shelf registrations if the Company is then eligible to effect shelf registrations.

             (c) Restrictions on Demand Registrations. The registration rights granted under this Section 3.1 are expressly subject to the following terms and conditions:

                  1. The Company will not be obligated to effect any Demand Registration within six (6) months after the effective date of a previous Demand Registration (including any registration or offering of shares pursuant to the ERI letter to the Company dated September 11, 2003 (the "ERI Letter") to the extent such registration or offering would constitute a "Demand Registration" under and as defined in the Shareholders Agreement, provided that solely for purposes of making such determination the registration requested in the ERI Letter shall be deemed to have satisfied the requirements for an effective "Demand Registration" set forth in Section 5.1(c)(3) of the Shareholders Agreement).

                  2. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration (and any registration or underwritten offering of securities pursuant to Section 3.1(c)(6), whether or not such registration or underwritten offering constitutes a Demand Registration) if the Company notifies the Shareholder Party initiating the Demand Registration (or such other registration or underwritten offering pursuant to Section 3.1(c)(6)) within fifteen (15) days after receipt of request for such registration (i) that the Company is at such time conducting or about to conduct an underwritten public offering of its securities for its own account and the Board of Directors has determined in its good faith judgment that such offering would be materially adversely affected by such registration or underwritten offering requested by such Shareholder Party or (ii) that the Board of Directors has determined, in its good faith judgment, that such Demand Registration (or registration or underwritten offering pursuant to Section 3.1(c)(6)) would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to

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engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, that, in such event, the holders of Registrable Securities initially requesting such Demand Registration (or, to the extent it would count as a Demand Registration, such registration or underwritten offering pursuant to
Section 3.1(c)(6)) will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration (or registration or underwritten offering pursuant to Section 3.1(c)(6)) will not count as a Demand Registration hereunder and the Company will pay all Registration Expenses in connection with such request.

                  3. Any request for a Demand Registration shall not be otherwise deemed to be effective unless such request includes the lesser of (i) at least ten percent (10%) of the Company's outstanding Common Stock or (ii) all of the Common Stock owned by the Shareholder Party or Shareholder Parties making the request. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.

                  4. The Medicor Parties and the ERI Parties shall each be entitled to initiate only three (3) Demand Registrations and the Belfer Parties shall be entitled to initiate only two (2) Demand Registrations to register Registrable Securities under the terms of this Section 3.1; provided, if one of such Shareholder Parties joins in the Demand Registration initiated by the other in accordance with Section 3.1(c)(5), the initiating Shareholder Party shall not be deemed to have initiated the Demand Registration for purposes (and solely for the purposes) of the limitation contained in this sentence. Notwithstanding the foregoing, if the ERI Letter or the transactions entered into as a consequence thereof constitute a "Demand Registration" under and as defined in the Shareholders Agreement (provided that solely for purposes of making such determination the registration requested in the ERI Letter shall be deemed to have satisfied the requirements for an effective "Demand Registration" set forth in Section 5.1(c)(3) of the Shareholders Agreement), then the ERI Parties shall have the right to initiate only two (2) Demand Registrations under the terms of this Section 3.1.

                  5. If at any time or from time to time any of the Shareholder Parties shall request registration of any Registrable Securities in accordance with this Section 3.1, the Company shall give the other Shareholder Parties prompt written notice of the proposed registration. The other Shareholder Parties shall have the right to join in such registration by giving notice to the Company within five (5) business days after such Shareholder Party receives notice of the proposed registration from the Company and the Company shall include in such registration the number of Registrable Securities requested by such other Shareholder Parties on the same terms and conditions as the Registrable Securities of the Shareholder Party initiating the request. If the managing underwriter or underwriters of a proposed offering for which securities of more than one of the Shareholder Parties are included pursuant to this
Section 3.1(c)(5) advise the Company in writing that in its or their good faith judgment the total amount of securities to be included in such offering exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Shareholder Parties, then in such event the securities to be included in such offering shall be allocated pro rata among such Shareholder Parties and their Permitted Transferees participating in the offering based upon the number of Shares owned by each such Shareholder Party and its Permitted Transferees.

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                  6. Any registration of Registrable Securities requested to be made on a registration statement filed on Form S-3 pursuant to Rule 415 of the Securities Act (each a "Shelf Registration Statement") shall constitute a Demand Registration and be restricted for use pursuant to a firmly underwritten offering of Common Stock. Each offering of Registrable Securities pursuant to a Shelf Registration Statement (a "Shelf Offering") shall constitute a Demand Registration (other than for purposes of Section 3.1(c)(1)) and must satisfy all requirements for a Demand Registration set forth in this Article III; provided, however, that a Shelf Offering for (i) sales of Common Stock constituting block sales of less than five percent (5%) of the Common Stock outstanding to institutional investors in solicited transactions, or (ii) sales into the market in unsolicited brokers transactions will not be required to be a firm commitment underwritten offering and will not constitute a Demand Registration if the total amount of shares registered for sale in this manner involves less than ten percent (10%) of the shares of Common Stock then outstanding. Notwithstanding the foregoing, in the event that each of the following occurs:

         (x) a Shareholder Party makes a Demand Registration to register shares pursuant to a Shelf Registration Statement; and

         (y) the Shareholder Party requesting the Shelf Registration Statement makes a Demand Registration in connection with a Shelf Offering (other than pursuant to clauses (i) or (ii) of this Section 3.1(c)(6); and

         (z) no other Shareholder Party exercises its rights under Section 3.2(c)(5) hereof to participate in the registration described in clause (x) or the Shelf Offering described in clause (y),

then the Shelf Offering described in clause (y) shall not count as a Demand Registration for purposes of (and solely for purposes of) calculating the number of Demand Registrations available to a Shareholder Party pursuant to Section 5.2(c)(3). The foregoing sentence shall apply only with respect to the first Demand Registration for a Shelf Offering made by a Shareholder Party following a Demand Registration made by such party requesting that shares be registered pursuant to a Shelf Registration Statement, and shall not apply to any subsequent Demand Registrations by such Shareholder Party made in connection with Shelf Offerings.

             (d) Other Registration Rights. The Company will not grant to any Person the right to request the Company to register any equity securities of the Company with terms more favorable to such Person than those granted in this Agreement without the prior written consent of the Medicor Group, ERI and the Belfer Group.

             (e) Priority on Over-Allotments. In the event the underwriters of any offering made pursuant to a Demand Registration exercise one or more over-allotment options with respect such offering, the shares to be included in such over-allotment option(s) will be allocated pro rata among the holders of securities participating such offering on the basis of the number of securities of each such party registered in the underlying registration to which the over-allotment option relates.

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         Section 3.2. Piggyback Registrations.

             (a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar forms and other than a Demand Registration pursuant to Section 3.1) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to the Medicor Group, on behalf of the Medicor Parties, ERI, on behalf of the ERI Parties, and the Belfer Group, on behalf of the Belfer Parties, of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty
(20) days after the receipt of the Company's notice. The Company will use its reasonable best efforts to include, and to cause the managing underwriters, if applicable, to include in the proposed offering such Registrable Securities on the same terms and conditions as the securities of the Company included in such registration.

             (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, to the extent of availability and, (ii) second, all other securities (including the Registrable Securities) requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of securities owned by each such holder. In the event the underwriters of such primary registration exercise one or more over-allotment options with respect thereto, the shares to be included in such over-allotment option(s) will be allocated pro rata among the Company and the holders of securities described in item (ii) of this Section 3.2(b) on the basis of the number of securities of each such party registered in underlying registration to which the over-allotment option relates.

             (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to such holders, the securities which can be included in such registration shall be allocated as follows: (i) first, the securities requested to be included in such registration by the holders of the Company's securities on whose behalf the registration is being made, (ii) then, to the extent of availability, securities to be registered for the account of the Company and (iii) thereafter, to the extent of availability, to other security holders exercising piggyback registration rights, pro rata based upon the number of Shares owned by each such holder. In the event the underwriters of such secondary registration exercise one or more over-allotment options with respect thereto, the shares to be included in such over-allotment option(s) will be allocated pro rata among the holders of the Company's securities on whose behalf such secondary registration was made, the Company, and the holders of securities described in item (iii) of this Section 3.2(c) on the basis of the number of securities of each such party registered in the underlying registration to which the over-allotment option relates

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             (d) Limited Purpose Shelf Registration Statement. In order to facilitate the exercise by the Medicor Group, ERI and the Belfer Group of their Piggyback Registration rights, upon request of either the Medicor Group, ERI or the Belfer Group (any such request shall not constitute a Demand Registration for purposes of Section 3.1), the Company shall prepare and file with the Commission one or more registration statements on Form S-3 under Rule 415 of the Securities Act providing for the resale of Registrable Securities in an amount of shares to be mutually agreed by Company and the Medicor Group, ERI and the Belfer Group from time to time, provided, that such registration statement on Form S-3 shall be restricted for use by the holders of the securities subject to such registration statement only for participation pursuant to Section 3.2 in a firmly underwritten public offering of Common Stock proposed by the Company for the account of the Company or the account of any other security holder.

         Section 3.3. Holdback Agreements.

             (a) If requested in writing by the Company or the managing underwriters, if any, of any registration effected pursuant to Sections 3.1 or 3.2, the Medicor Group agrees not to and will cause the other Medicor Parties not to, ERI agrees not to and will cause the other ERI Parties not to, and the Belfer Group agrees not to and will cause the other Belfer Parties not to, effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the time period reasonably requested by the managing underwriters, not to exceed seven (7) days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration, any underwritten Piggyback Registration or other underwritten registration by the Company of its securities (except as part of such underwritten registration).

             (b) If requested in writing by the managing underwriters of any registration effected pursuant to Section 3.1 or 3.2, the Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the time period reasonably requested by the managing underwriters, not to exceed seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms), and
(ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering), to so agree.

             (c) If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Sections 3.1 or 3.2 hereof or pursuant to Sections 5.1 or 5.2 of the Shareholders Agreement, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

         Section 3.4. Registration Procedures. Whenever the Medicor Group, on behalf of the Medicor Parties, ERI, on behalf of the ERI Parties, or the Belfer Group on behalf of the Belfer Parties has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

             (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to reasonable review of such counsel);

             (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 3.7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

             (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

             (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

             (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

             (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market or the New York Stock Exchange;

             (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

             (h) enter into such customary agreements (including underwriting agreements in customary form for similar offerings) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

             (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, Directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

             (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

             (k) in the event of the issuance of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order and to notify the holders of all of the Registrable Securities covered by the registration statement of such order;

             (l) obtain a cold comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement);

             (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included herein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

             (n) promptly furnish to the managing underwriter, if any, and each seller of Registrable Securities copies of any written request by the Commission or any state securities authority for amendments or supplements to a registration statement or prospectus or for additional information; and

             (o) make reasonably available its employees and personnel and otherwise provide reasonable assistance to any underwriters in the marketing of Registrable Securities in any underwritten offering.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Section 3.5. Registration Expenses.

             (a) The Company shall pay all Registration Expenses relating to any registration of Registrable Securities hereunder. "Registration Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article III, including, without limitation: (i) Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the Nasdaq National Market, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) with respect to each registration, reasonable fees and disbursements of one counsel for the selling holders of Shares (selected by the holders making the Demand Registration request, in the case of a registration pursuant to Section 3.1, and selected by the holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 3.2) as well as of one local counsel, (vii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, and (viii) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

             (b) Notwithstanding the foregoing, (i) the provisions of this
Section 3.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and transfer taxes, if any, attributable to the Registrable Securities included in the offering by such holder.

         Section 3.6. Indemnification.

             (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and Directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such Director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 3.6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such Director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and Directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

             (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and documents as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its Directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such Director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such Director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

             (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

             (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, Director or controlling Person of such indemnified party and will survive the transfer of securities by any holder thereof. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         Section 3.7. Participation in Underwritten Registrations.

             (a) If requested by the underwriters for any underwritten offering pursuant to a Demand Registration requested under Section 3.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Person who requested such registration and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Such underwriting agreement shall also contain such representations, warranties, indemnities and contributions by the participating holders as are customary in agreements of that type. In the case of a registration pursuant to Section 3.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Such underwriting agreement shall also contain such representations, warranties, indemnities and contributions by the participating holders as are customary in agreements of that type.

             (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 3.4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 3.4(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.4(e).

         Section 3.8. Current Public Information. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144.

         Section 3.9. Cooperation. If the Company determines to authorize and/or issue any capital stock or other debt or equity securities in a public offering, each of the Shareholder Parties and their Permitted Transferees agrees to cooperate with the Company and to take all action necessary to assist the Company in consummating such transaction.

                                   ARTICLE IV
                               GENERAL PROVISIONS

         Section 4.1. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                  If to the Belfer Group:

                           Robert A. Belfer
                           767 Fifth Avenue, 46th Floor
                           New York, New York 10153
                           Fax Number:  (212) 644-2396

                           Phone Number: (212) 644-2200

                  With a copy to:

                           Laurence D. Belfer
                           767 Fifth Avenue, 46th Floor
                           New York, New York 10153
                           Fax Number:  (212) 644-2396
                           Phone Number: (212) 644-0561

                  If to Westport:

                           Donald D. Wolf,
                           Chairman and Chief Executive Officer
                           1670 Broadway, Suite 2800
                           Denver, CO.  80202
                           Fax Number:  (303) 573-5609
                           Phone Number:  (303) 573-5404

                  With a copy to:

                           Akin Gump Strauss Hauer & Feld LLP
                           1700 Pacific Avenue, Suite 4100
                           Dallas, Texas  75201-4675
                           Attention:  Michael E. Dillard, P.C.
                           Fax Number:  (214) 969-4343
                           Phone Number:  (214)  969-2800

                  If to the Medicor Group:

                           Medicor Foundation
                           Landstrasse 11
                           Postfach 130
                           FL-9495 Triesen
                           Liechtenstein
                           Attention: Anton M. Lotzer
                           Fax   (423) 233 3934
                           Tel    (423) 239 6050

                  And to:

                           Westport Energy LLC
                           c/o Westport Investments Limited
                           Lyford Manor
                           Lyford Cay
                           P.O. Box N-7776

                           Nassau, Bahamas
                           Fax Number:  (242) 362-5788

                           With a copy to:

                           Kenneth S. Witt
                           Greenberg Traurig, LLP
                           1200 17th Street, Suite 2400
                           Denver, CO  80202
                           Telephone:  (303) 572-6510
                           Telecopy:  (303) 572-6540

                  And to:

                           Michael Russell
                           Dr. Richard J. Haas Partners
                           Dukes Court
                           32 Duke Street, St. James's
                           London, SW1Y 6DF
                           Fax Number:  020.7.321.5242
                           Phone Number:  020.7.321.5200

                  If to ERI Investments, Inc.:

                           ERI Investments, Inc.
                           801 West Street, 2nd Floor
                           Wilmington, DE 19801-1545
                           Attention: Treasurer
                           Telephone: (302) 656-5590
                           Telecopy: (302) 428-1410

                  With a copy to:

                           Johanna G. O'Loughlin
                           Vice President, General Counsel and Secretary Equitable Resources, Inc.
                           One Oxford Centre, Suite 3300
                           Pittsburgh, PA 15219
                           Telephone: (412) 553-7760
                           Telecopy: (412) 553-5970

                  And to:

                           Stephen W. Johnson, Esquire
                           Reed Smith LLP

                           435 Sixth Avenue
                           Pittsburgh, PA 15219-1886
                           Telephone: (412) 288-3131
                           Telecopy: (412) 288-3063

or to such other address as any Shareholder Party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

         Section 4.2. Assignment; Binding Effect; Benefit. Any Shareholder Party that Transfers to a Permitted Transferee shall promptly give written notice of such Transfer to the other Shareholder Parties and the Company pursuant to
Section 4.1 and shall deliver to such Shareholder Parties and the Company a copy of the written agreement pursuant to which the Permitted Transferee has agreed to be bound by the terms of this Agreement. Other than Transfers to Permitted Transferees, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Shareholder Parties or their Permitted Transferees without the prior written consent of the other Shareholder Parties; provided, that the Medicor Parties, the ERI Parties and the Belfer Parties may assign all or a portion of their rights under Article III in connection with any Transfer of Registrable Securities made in accordance with this Agreement if immediately after the Transfer, the transferee beneficially owns at least ten percent (10%) of the Common Stock of the Company then outstanding, in which event each transferee will have rights and obligations under Article III as if it was a party to this Agreement to the extent of such assignment. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 4.3. Entire Agreement. This Agreement, the exhibits and schedules hereto and any certificate delivered by the parties hereto in connection herewith constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect hereto.

         Section 4.4. Amendment. No amendment, modification or waiver of this Agreement shall be effective against any party hereto unless it shall be in writing and signed by such party. Notwithstanding the foregoing, Exhibit A shall be amended or modified from time to time to reflect Transfers to Permitted Transferees by giving written notice of such Transfers to the Shareholder Parties and the Company pursuant to Section 4.1.

         Section 4.5. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its rules of conflict of laws. The Shareholder Parties and the Company agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof may be brought only in the courts of the State of Nevada or the federal district courts located within the State of Nevada and the Shareholder Parties and the Company hereby accept the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding.

         Section 4.6. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

         Section 4.7. Headings. Headings of the Articles and Sections of this Agreement are for convenience only and shall be given no substantive or interpretive effect whatsoever.

         Section 4.8. Interpretation. In this Agreement, unless the context otherwise requires: (i) words describing the singular number shall include the plural and vice versa; (ii) "including" shall mean including, without limitation; (iii) words denoting any gender shall include all genders; and (iv) words denoting natural persons shall include corporations and partnerships and vice versa.

         Section 4.9. Incorporation of Exhibits and Schedules. All exhibits and schedules hereto are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         Section 4.10. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         Section 4.11. Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Company, the Shareholder Parties and their Permitted Transferees shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court, this being in addition to any other remedy to which they may be entitled at law or in equity.

         Section 4.12. Confidentiality. None of the Medicor Parties, their Affiliates, employees, agents or representatives, the ERI Parties, their Affiliates, employees, agents or representatives nor the Belfer Parties, their Affiliates, employees, agents or representatives shall disclose to any third party any information obtained about the Company or its operations or business which it may have acquired pursuant to this Agreement or the Shareholders Agreement without the prior written consent of the Company; provided, that any information that is otherwise publicly available, without breach of this provision, or has been obtained from a third party without a breach of such third party's duties, shall not be deemed confidential information.

         Section 4.13. Effectiveness; Termination. This Agreement shall be effective as of the date of termination of the Shareholders Agreement pursuant to the terms of that certain Termination Agreement dated as of October 1, 2003, by and among the Company and

Shareholder Parties (the "Effective Date") and shall continue in effect with respect to a Shareholder Party and its Permitted Transferees as long as it holds Registrable Securities, provided, however, that this Agreement may be terminated at any time when all of the parties who are then bound hereby mutually consent to terminate this Agreement in writing. Notwithstanding anything to the contrary contained in this Section 4.13, the provisions of Section 4.12 shall not terminate.

         Section 4.14. Belfer Group Representative. Robert A. Belfer shall be the initial Belfer Group representative (the "Belfer Group Representative"). The Belfer Group Representative may be changed by delivery of a written notification delivered to the parties hereto and executed by all of the members of the Belfer Group. Each member of the Belfer Group hereby appoints the person or entity who is, from time to time, duly appointed under this Section 4.14 as the Belfer Group Representative to give any consent or approval, exercise any right or take any action contemplated under this Agreement on behalf of the Belfer Group. The members of the Belfer Group shall be so bound by the Belfer Group Representative and the parties to this Agreement shall be entitled to rely on the actions taken by the Belfer Group Representative contemplated by this Agreement.

         Section 4.15. Medicor Group Representative. Michael Russell shall be the initial Medicor Group representative (the "Medicor Group Representative"). The Medicor Group Representative may be changed by delivery of a written notification delivered to the parties hereto and executed by all of the members of the Medicor Group. Each member of the Medicor Group hereby appoints the person or entity who is, from time to time, duly appointed under this Section
4.15 as the Medicor Group Representative to give any consent or approval, exercise any right or take any action contemplated under this Agreement on behalf of the Medicor Group. The members of the Medicor Group shall be so bound by the Medicor Group Representative and the parties to this Agreement shall be entitled to rely on the actions taken by the Medicor Group Representative contemplated by this Agreement. The inclusion of WELLC and Medicor in a group, referenced in this Agreement as the Medicor Group, and the appointment by WELLC and Medicor of a Medicor Group Representative, as set forth in this Section 4.15, are merely for administrative convenience. Each of Medicor and WELLC is a distinct legal entity, and neither Medicor nor WELLC controls the other or is under the common control of a third party.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above, to be effective as of the Effective Date.

                           WESTPORT RESOURCES CORPORATION


                           By:   /s/ Donald D. Wolf
                               -------------------------------------------------
                           Name:  Donald D. Wolf
                                ------------------------------------------------
                           Title:    Chief Executive Officer
                                   ---------------------------------------------



                           WESTPORT ENERGY LLC

                             By: WESTPORT INVESTMENTS LIMITED, its
                                 Managing Member

                                By:   /s/ Michael Russell
                                    --------------------------------------------
                                Name:   Michael Russell
                                      ------------------------------------------
                                Title:  Duly Authorized Signatory
                                        ----------------------------------------



                           ERI INVESTMENTS, INC.


                           By:    /s/ Kenneth J. Kubacki
                                 -----------------------------------------------
                           Name:   Kenneth J. Kubacki
                                 -----------------------------------------------
                           Title:   Vice President
                                  ----------------------------------------------


                           MEDICOR FOUNDATION


                           By:    /s/ Anton Lotzer
                               -------------------------------------------------
                           Name:   Anton Lotzer
                                 -----------------------------------------------
                           Title:   Member of the Foundation Board
                                  ----------------------------------------------

                           By:    /s/ Albin A. Johann
                               -------------------------------------------------
                           Name:   Albin A. Johann
                                 -----------------------------------------------
                           Title:    Member of the Foundation Board/Secretary
                                   ---------------------------------------------



                              /s/ Robert A. Belfer
                           -----------------------------------------------------
                           Robert A. Belfer, individually

                           THE ROBERT A. AND RENEE E. BELFER FAMILY FOUNDATION


                           By:   /s/ Robert A. Belfer
                               -------------------------------------------------
                           Name: Robert A. Belfer
                           Title:  Trustee and Donor


                           BELFER CORP.


                           By:   /s/ Robert A. Belfer
                               -------------------------------------------------
                           Name: Robert A. Belfer
                           Title:   President


                           RENEE HOLDINGS PARTNERSHIP, L.P.


                           By:      /s/ Robert A. Belfer
                              --------------------------------------------------
                           Name:    Robert A. Belfer
                           Title:   General Partner


                           LDB CORP.


                           By:      /s/ Laurence D. Belfer
                              --------------------------------------------------
                           Name:    Laurence D. Belfer
                           Title:   President

                           ROBERT A. BELFER 1990 FAMILY TRUST


                           By:      /s/ Laurence D. Belfer
                              --------------------------------------------------
                           Name:    Laurence D. Belfer
                           Title:   Trustee

                           VANTZ LIMITED PARTNERSHIP

                           By:      VANTZ LLC,
                                    its General Partner

                                    By:      /s/ Laurence D. Belfer
                                       -----------------------------------------
                                    Name:    Laurence D. Belfer
                                    Title:   Managing Member


                           LDB TWO CORP.


                           By:      /s/ Laurence D. Belfer
                              --------------------------------------------------
                           Name:    Laurence D. Belfer
                           Title:   President


                           BELFER TWO CORP.


                           By:      /s/ Robert A. Belfer
                              --------------------------------------------------
                           Name:    Robert A. Belfer
                           Title:   Managing Member


                           LIZ PARTNERS, L.P.

                           By:      LIZ ASSOCIATES LLC,
                                    its General Partner

                                    By:      /s/ Robert A. Belfer
                                       -----------------------------------------
                                    Name:  Robert A. Belfer
                                    Title:  Managing Member

                                    EXHIBIT A

                              Certain Stockholders


The Robert A. and Renee E. Belfer Family Foundation
Robert A. Belfer
Belfer Corp.
Renee Holdings Partnership, L.P.
LDB Corp.
Robert A. Belfer 1990 Family Trust
Vantz Limited Partnership
LDB Two Corp.
Belfer Two Corp.
Liz Partners, L.P.

                                  SCHEDULE 2.2

                         Ownership - Each Medicor Person

                  Stockholder                          Ownership of Common Stock
                                                         as of the date hereof
               Medicor Foundation                              11,000,000
              Westport Energy LLC                               3,238,001
                                               Total           14,238,001
Percentage of total outstanding Common Stock                    21.17%
as of the date hereof

                                  SCHEDULE 2.3

                            Ownership -- ERI Parties

                  Stockholder                          Ownership of Common Stock
                                                         as of the date hereof
             ERI Investments, Inc.                             13,006,152
                                                Total          13,006,152
Percentage of total outstanding Common Stock                     19.34%
as of the date hereof

                                  SCHEDULE 2.4

                         Ownership - Each Belfer Person


                                                                Ownership of
                                    Stockholder                 Common Stock as
                                                              of the date hereof

The Robert A. and Renee E. Belfer Family Foundation(1)              174,793
Robert A. Belfer                                                         --
Belfer Corp. (1)                                                  1,003,270
Renee Holdings Partnership, L.P. (1)                                492,283
LDB Corp. (2)                                                       112,552
Robert A. Belfer 1990 Family Trust(2)                               230,040
Vantz Limited Partnership (2)                                       261,610
LDB Two Corp. (2)                                                   823,031
Belfer Two Corp. (1)                                              1,157,309
Liz Partners, L.P. (1)                                              495,899
                                                        Total     4,750,787
Percentage of total outstanding Common Stock                         7.06%
as of the date hereof

-----------

(1) c/o Robert A. Belfer, 767 Fifth Avenue, 46th Floor, New York, New York 10153
(2) c/o Laurence D. Belfer, 767 Fifth Avenue, 46th Floor, New York, New York
10153